Exhibit 99.1

LIVE NATION ENTERTAINMENT REPORTS SECOND QUARTER 2012 FINANCIAL RESULTS

- Revenue for the quarter up 2% on a constant currency basis – actual flat to prior year -

- Live Nation Concert ticket sales up 6% -

LOS ANGELES – August 7, 2012 – Live Nation Entertainment (NYSE: LYV) released financial results for the three and six months ended June 30, 2012 today.

“We are very pleased with the performance of the company in the second quarter, led by a robust concert season with a 6% increase in global concert attendance,” stated Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “Ticketmaster is showing similar strength, with the global ticketing business growing year-over-year with a 6% increase in ticket sales. Sponsorship & Advertising delivered similar results to last year with continued strong margins, driving operating performance. Overall, we remain confident in our ability to deliver growth in our core business while we continue to invest in the technology platform, unlocking future growth opportunities with our 200 million transaction base and maintaining our strong leadership position in the marketplace.”

The company will webcast a teleconference today, August 7, 2012 at 5:00 p.m. Eastern Daylight Time. The live webcast will be accessible via the Investor Relations section of the company’s website at www.livenation.com/investors. Please visit the website approximately ten minutes prior to the start time to ensure a connection. Additional statistical and financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be archived on the Live Nation website.

FINANCIAL HIGHLIGHTS – 2nd QUARTER and SIX MONTHS

(Unaudited; $ in millions)

	Q2 2012	Q2 2011	Growth	6 months 2012	6 months 2011	Growth
Revenue
Concerts	$1,076.0	$1,082.2	(0.6%)	$1,524.7	$1,531.5	(0.4%)
Ticketing	313.1	307.8	1.7%	639.6	625.3	2.3%
Artist Nation	109.2	118.4	(7.8%)	170.6	172.6	(1.2%)
Sponsorship & Advertising	61.3	63.0	(2.7%)	97.4	96.1	1.4%
Other & Eliminations	(8.9)	(12.5)	28.8%	(13.6)	(17.2)	20.9%

	$1,550.7	$1,558.9	(0.5%)	$2,418.7	$2,408.3	0.4%

Adjusted Operating Income (Loss)
Concerts	$36.2	$19.8	82.8%	$11.3	$(21.5)	**
Ticketing	71.4	75.4	(5.3%)	143.9	159.3	(9.7%)
Artist Nation	14.9	15.8	(5.7%)	11.9	15.0	(20.7%)
Sponsorship & Advertising	42.9	44.2	(2.9%)	63.6	62.6	1.6%
Other & Eliminations	0.8	0.1	**	(0.4)	0.2	**
Corporate	(20.2)	(16.8)	(20.2%)	(36.1)	(32.0)	(12.8%)

	$146.0	$138.5	5.4%	$194.2	$183.6	5.8%

Operating Income (Loss)
Concerts	$(7.0)	$(7.9)	11.4%	$(62.0)	$(72.7)	14.7%
Ticketing	31.5	38.4	(18.0%)	63.8	83.5	(23.6%)
Artist Nation (1)	2.8	5.1	(45.1%)	(12.2)	(38.3)	68.1%
Sponsorship & Advertising	42.7	44.0	(3.0%)	63.3	62.2	1.8%
Other & Eliminations	1.4	0.2	**	0.1	0.4	(75.0%)
Corporate	(28.4)	(27.4)	(3.6%)	(52.8)	$(54.9)	3.8%

	$43.0	$52.4	(17.9%)	$0.2	$(19.8)	**

**	percentages are not meaningful
(1)	Artist Nation’s operating loss for the six months ended June 30, 2011 was driven by $24.4 million of stock-based compensation expense due to the acquisition of the remaining equity of Front Line Management Group, Inc. in February 2011.

For the three months ending June 30, 2012, revenue was $1,550.7 million, essentially flat compared to prior year revenue of $1,558.9 million. On a constant currency basis, revenue for the quarter was up 2%, excluding a $43.7 million impact of changes in foreign exchange rates in the quarter. For the first six months of 2012, revenue was $2,418.7 million, essentially flat compared to prior year revenue of $2,408.3 million. On a constant currency basis, revenue for the first six months was up 3%, excluding a $51.1 million impact of changes in foreign exchange rates in the first half of 2012.

As of June 30, 2012, total cash and cash equivalents were $1.0 billion, which includes $393.4 million in ticketing client cash and $213.0 million in free cash. Event-related deferred revenue was $706.8 million as of June 30, 2012, compared to $546.7 million as of the same period in 2011. Free cash flow was $99.6 million for the second quarter of 2012 as compared to $78.2 million in the second quarter of last year, and $122.7 million for the first six months of 2012 versus $71.3 million for the same period in 2011.

About Live Nation Entertainment:

Live Nation Entertainment is the world’s leading live entertainment and ecommerce company, comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Front Line Management Group and Live Nation Network. Ticketmaster.com is the global event ticketing leader and one of the world’s top five ecommerce sites, with almost 27 million monthly unique visitors. Live Nation Concerts produces over 22,000 shows annually for more than 2,300 artists globally. Front Line is the world’s top artist management company, representing over 250 artists. These businesses power Live Nation Network, the leading provider of entertainment marketing solutions, enabling nearly 800 advertisers to tap into the 200 million consumers Live Nation delivers annually through its live event and digital platforms. For additional information, visit www.livenation.com/investors.

Media & Investor Contact:

Maili Bergman

(310) 867-7000

IR@livenation.com

LIVE NATION ENTERTAINMENT, INC.

KEY OPERATING METRICS

	3 Months Ended June 30,		6 Months Ended June 30,
	2012	2011	2012	2011

Concerts (1)
Estimated Events:
North America	3,966	4,148	7,176	7,227
International	1,709	1,591	3,309	3,112

Total estimated events	5,675	5,739	10,485	10,339

Estimated Attendance (rounded):
North America	9,272,000	8,838,000	13,638,000	12,844,000
International	4,555,000	4,193,000	7,406,000	7,145,000

Total estimated attendance	13,827,000	13,031,000	21,044,000	19,989,000

Ancillary net revenue per attendee: (4)
North America amphitheaters			$18.87	$19.45
International festivals			$17.83	$17.51
Ticketing (2)
Number of tickets sold (in thousands):
Concerts	18,604	17,683	35,412	34,787
Sports	7,734	6,782	16,540	14,338
Arts & theater	4,371	4,864	9,190	9,457
Family	3,073	2,333	7,601	6,763
Other (3)	1,699	1,749	3,449	2,711

	35,481	33,411	72,192	68,056

Gross value of tickets sold (in thousands):	$2,191,152	$2,053,965	$4,411,351	$4,150,490

Sponsorship & Advertising
Sponsorship revenue (in thousands)	$48,343	$49,627	$73,968	$74,423
Online advertising revenue (in thousands)	$12,935	$13,367	$23,438	$21,642

(1)	Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is split over the days of the festival and can be split between quarters. Events and attendance metrics are estimated each quarter.
(2)	The number and gross value of tickets sold includes primary tickets only and excludes tickets sold for the 2012 Olympics. These metrics include tickets sold during the period regardless of event timing except for our promoted concerts in our owned and/or operated buildings and in certain European territories where these tickets are recognized as the concerts occur.
(3)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinema.
(4)	Amounts are reported as of the latest period shown.

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in thousands except share and per share data)

Revenue	$1,550,677	$1,558,882	$2,418,674	$2,408,291
Operating expenses:
Direct operating expenses	1,106,869	1,138,151	1,645,583	1,685,275
Selling, general and administrative expenses	280,943	266,795	549,078	539,764
Depreciation and amortization	94,259	76,927	173,972	154,408
Loss (gain) on sale of operating assets	93	(660)	(195)	635
Corporate expenses	27,415	24,590	50,632	45,626
Acquisition transaction expenses	(1,870)	706	(561)	2,371

Operating income (loss)	42,968	52,373	165	(19,788)

Interest expense	29,488	30,845	59,198	60,074
Interest income	(931)	(1,298)	(1,831)	(1,825)
Equity in earnings of nonconsolidated affiliates	(1,801)	(1,778)	(5,682)	(2,772)
Other expense, net	5,424	1,331	3,642	746

Income (loss) before income taxes	10,788	23,273	(55,162)	(76,011)
Income tax expense (benefit)	5,228	6,659	9,506	(38,283)

Net income (loss)	5,560	16,614	(64,668)	(37,728)
Net income (loss) attributable to noncontrolling interests	(2,132)	3,357	(3,210)	(2,525)

Net income (loss) attributable to Live Nation Entertainment, Inc.	$7,692	$13,257	$(61,458)	$(35,203)

Basic net income (loss) per common share attributable to common stockholders of Live Nation Entertainment, Inc.	$0.04	$0.07	$(0.33)	$(0.20)

Diluted net income (loss) per common share attributable to common stockholders of Live Nation Entertainment, Inc.	$0.04	$0.07	$(0.33)	$(0.20)

Weighted average common shares outstanding:
Basic	186,893,774	180,818,826	186,707,769	178,568,320
Diluted	189,325,338	182,790,095	186,707,769	178,568,320

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2012	December 31, 2011
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,005,039	$844,253
Accounts receivable, less allowance of $13,487 and $16,986, respectively	492,484	389,346
Prepaid expenses	625,372	316,491
Other current assets	52,968	26,700

Total current assets	2,175,863	1,576,790
Property, plant and equipment
Land, buildings and improvements	842,236	851,812
Computer equipment and capitalized software	299,160	261,475
Furniture and other equipment	185,681	172,250
Construction in progress	56,431	60,652

	1,383,508	1,346,189
Less accumulated depreciation	670,688	626,053

	712,820	720,136

Intangible assets
Definite-lived intangible assets, net	858,515	873,712
Indefinite-lived intangible assets	377,114	377,160
Goodwill	1,313,800	1,257,644
Investments in nonconsolidated affiliates	63,482	55,796
Other long-term assets	246,831	226,533

Total assets	$5,748,425	$5,087,771

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$495,030	$473,956
Accounts payable	171,879	87,627
Accrued expenses	598,069	579,566
Deferred revenue	830,276	273,536
Current portion of long-term debt	57,703	52,632
Other current liabilities	17,679	25,236

Total current liabilities	2,170,636	1,492,553

Long-term debt, net	1,682,356	1,663,056
Long-term deferred income taxes	192,028	186,298
Other long-term liabilities	106,225	120,693
Commitments and contingent liabilities

Redeemable noncontrolling interests	46,530	8,277

Stockholders’ equity
Common stock	1,871	1,868
Additional paid-in capital	2,256,228	2,243,587
Accumulated deficit	(806,649)	(745,191)
Cost of shares held in treasury	(250)	(2,787)
Accumulated other comprehensive loss	(45,327)	(36,374)

Total Live Nation Entertainment, Inc. stockholders’ equity	1,405,873	1,461,103
Noncontrolling interests	144,777	155,791

Total stockholders’ equity	1,550,650	1,616,894

Total liabilities and stockholders’ equity	$5,748,425	$5,087,771

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(64,668)	$(37,728)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	59,691	58,935
Amortization	114,281	95,473
Deferred income tax benefit	(6,946)	(35,444)
Amortization of debt issuance costs and discount/premium, net	6,881	6,413
Non-cash compensation expense	17,919	32,192
Unrealized changes in fair value of contingent consideration	(2,564)	(8,908)
Loss (gain) on sale of operating assets	(195)	635
Equity in earnings of nonconsolidated affiliates	(5,682)	(2,772)
Other, net	791	2,904
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(103,344)	(148,233)
Increase in prepaid expenses	(305,090)	(138,161)
Increase in other assets	(62,284)	(55,756)
Increase in accounts payable, accrued expenses and other liabilities	94,717	69,903
Increase in deferred revenue	566,621	293,212

Net cash provided by operating activities	310,128	132,665

CASH FLOWS FROM INVESTING ACTIVITIES
Collections and advances of notes receivable	566	(626)
Distributions from nonconsolidated affiliates	703	7,481
Investments made in nonconsolidated affiliates	(2,858)	(5,926)
Purchases of property, plant and equipment	(62,785)	(44,651)
Proceeds from disposal of operating assets, net of cash divested	5,648	7,163
Cash paid for acquisitions, net of cash acquired	(68,093)	(19,904)
Purchases of intangible assets	(11,469)	(103)
Other, net	(269)	(525)

Net cash used in investing activities	(138,557)	(57,091)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	58,270	(756)
Payments on long-term debt	(44,222)	(15,081)
Contributions from noncontrolling interests	130	—
Distributions to and purchases/sales of noncontrolling interests, net	(8,189)	(59,999)
Proceeds from exercise of stock options	859	3,082
Proceeds from sale of common stock	—	76,492
Payments for deferred and contingent consideration	(10,585)	(13,807)

Net cash used in financing activities	(3,737)	(10,069)
Effect of exchange rate changes on cash and cash equivalents	(7,048)	45,697

Net increase in cash and cash equivalents	160,786	111,202
Cash and cash equivalents at beginning of period	844,253	892,758

Cash and cash equivalents at end of period	$1,005,039	$1,003,960

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the company’s ability to deliver growth in its core business while continuing to invest in the company’s technology platform, the company’s ability to unlock further growth opportunities with its 200 million transaction base and the company’s ability to maintain its strong leadership position in the marketplace. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and acquisition-related severance), depreciation and amortization (including goodwill impairments), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance venue and other revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Constant currency is a non-GAAP financial measure. For the purpose of determining our constant currency results, we calculate the effect of changes in currency exchange rates as the difference between current period activity translated using the current period’s currency exchange rates and the comparable prior period’s currency exchange rates. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on sale of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)
	Three months ended June 30, 2012

Concerts	$36.2	$1.3	$—	$44.1	$(2.2)	$(7.0)
Ticketing	71.4	1.5	(0.1)	38.8	(0.3)	31.5
Artist Nation	14.9	0.3	—	11.5	0.3	2.8
Sponsorship & Advertising	42.9	0.2	—	—	—	42.7
Other & Eliminations	0.8	—	0.2	(0.8)	—	1.4
Corporate	(20.2)	5.6	—	0.7	1.9	(28.4)

Total Live Nation	$146.0	$8.9	$0.1	$94.3	$(0.3)	$43.0

	Three months ended June 30, 2011

Concerts	$19.8	$1.3	$(0.7)	$28.3	$(1.2)	$(7.9)
Ticketing	75.4	1.2	(0.1)	35.2	0.7	38.4
Artist Nation	15.8	0.4	—	13.1	(2.8)	5.1
Sponsorship & Advertising	44.2	0.1	—	0.1	—	44.0
Other & Eliminations	0.1	—	0.1	(0.2)	—	0.2
Corporate	(16.8)	4.6	—	0.4	5.6	(27.4)

Total Live Nation	$138.5	$7.6	$(0.7)	$76.9	$2.3	$52.4

	Six months ended June 30, 2012

Concerts	$11.3	$2.7	$(0.5)	$72.5	$(1.4)	$(62.0)
Ticketing	143.9	3.0	(0.2)	78.0	(0.7)	63.8
Artist Nation	11.9	0.6	—	23.1	0.4	(12.2)
Sponsorship & Advertising	63.6	0.3	—	—	—	63.3
Other & Eliminations	(0.4)	—	0.5	(1.0)	—	0.1
Corporate	(36.1)	11.3	—	1.4	4.0	(52.8)

Total Live Nation	$194.2	$17.9	$(0.2)	$174.0	$2.3	$0.2

	Six months ended June 30, 2011

Concerts	$(21.5)	$3.0	$(0.7)	$54.7	$(5.8)	$(72.7)
Ticketing	159.3	2.7	(0.1)	72.4	0.8	83.5
Artist Nation	15.0	27.6	1.2	26.7	(2.2)	(38.3)
Sponsorship & Advertising	62.6	0.3	—	0.1	—	62.2
Other & Eliminations	0.2	—	0.2	(0.4)	—	0.4
Corporate	(32.0)	9.4	—	0.9	12.6	(54.9)

Total Live Nation	$183.6	$43.0	$0.6	$154.4	$5.4	$(19.8)

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Q2 2012	Q2 2011
Adjusted operating income	$146.0	$138.5
Less: Cash interest expense — net	(19.5)	(26.2)
Cash taxes	(3.4)	(13.8)
Maintenance capital expenditures	(16.6)	(17.9)
Distributions to noncontrolling interests	(5.0)	(4.1)
Distributions from (contributions to) investments in nonconsolidated affiliates	(1.9)	1.7

Free cash flow	$99.6	$78.2
Revenue generating capital expenditures	(18.8)	(8.6)

Net	$80.8	$69.6

($ in millions)	6 months 2012	6 months 2011
Adjusted operating income	$194.2	$183.6
Less: Cash interest expense — net	(48.9)	(51.8)
Cash taxes	14.5	(23.2)
Maintenance capital expenditures	(26.7)	(28.9)
Distributions to noncontrolling interests	(8.2)	(10.0)
Distributions from (contributions to) investments in nonconsolidated affiliates	(2.2)	1.6

Free cash flow	$122.7	$71.3
Revenue generating capital expenditures	(32.1)	(15.8)

Net	$90.6	$55.5

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	June 30, 2012
Cash and cash equivalents	$1,005.0
Client cash	(393.4)
Deferred revenue — event related	(706.8)
Accrued artist fees	(28.0)
Collections on behalf of others	(56.9)
Prepaids related to artist settlements/events	393.1

Free cash	$213.0

Detail of Revenue as Reported and at Constant Currency

		Constant			Constant
	Reported	Currency	Reported	Reported	Currency
	Q2 2012	Q2 2012	Q2 2011	Growth	Growth
		($ in millions)
Revenue
Concerts	$1,076.0	$1,110.1	$1,082.2	(0.6%)	2.6%
Ticketing	313.1	320.6	307.8	1.7%	4.2%
Artist Nation	109.2	109.7	118.4	(7.8%)	(7.3%)
Sponsorship & Advertising	61.3	62.9	63.0	(2.7%)	(0.2%)
Other & Eliminations	(8.9)	(8.9)	(12.5)	28.8%	28.8%

	$1,550.7	$1,594.4	$1,558.9	(0.5%)	2.3%

		Constant			Constant
	Reported	Currency	Reported	Reported	Currency
	6 Months 2012	6 Months 2012	6 Months 2011	6 Months Growth	6 Months Growth
	($ in millions)
Revenue
Concerts	$1,524.7	$1,563.8	$1,531.5	(0.4%)	2.1%
Ticketing	639.6	649.2	625.3	2.3%	3.8%
Artist Nation	170.6	171.0	172.6	(1.2%)	(0.9%)
Sponsorship & Advertising	97.4	99.4	96.1	1.4%	3.4%
Other & Eliminations	(13.6)	(13.6)	(17.2)	20.9%	20.9%

	$2,418.7	$2,469.8	$2,408.3	0.4%	2.6%